                                                                   EXHIBIT 10.28

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT



         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is executed as of December 30, 1999, by and among MONARCH DENTAL CORPORATION, a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association ("Administrative Agent"), as administrative agent, and the entities from time to time designated as "Lenders" under the Loan Agreement (herein defined) ("Lenders"), and is consented to by the GUARANTORS listed on the signature pages attached hereto.


                              W I T N E S S E T H:


         WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain Second Amended and Restated Loan Agreement, dated as of June 30, 1999, pursuant to which Lenders agreed to make the Credit Facility (as therein defined) available to Borrower (as heretofore or hereafter amended, the "Loan Agreement")(each capitalized term used but not otherwise defined herein shall have the same meaning given to it in the Loan Agreement); and

         WHEREAS, Borrower has requested that Administrative Agent and Lenders modify certain covenants, terms and conditions contained in the Loan Agreement; and

         WHEREAS, subject to the terms and conditions contained herein, Administrative Agent and the Lenders have agreed to such request.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Lenders hereby covenant and agree as follows:

                             ARTICLE I - AMENDMENTS

         Section 1.1. Modification of Definitions. The following definitions contained in Section 1.1 of the Loan Agreement are hereby deleted and replaced with the following:

                  Default Rate means the fluctuating per annum rate of interest equal to the lesser of (a) the Variable Rate plus 6% or (b) the Maximum Lawful Rate.


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 1

                  Fixed Charge Coverage Ratio means, for any date of determination and computed for the immediately preceding twelve month period, the ratio of (a) the difference between (i) the sum of (A) Consolidated EBITDA plus (B) Consolidated Lease Expense, and (ii) the sum of (X) Maintenance Capital Expenditures, plus (Y) payments made to the other owners of partially-owned subsidiaries which constitute such other owner's portion of net earnings of such partially-owned subsidiaries (to the extent that such amounts are included in Consolidated EBITDA), plus (Z) all "earnout payments" made during such period, to (b) the sum of (i) Consolidated Interest Expense (excluding any non-cash amortization of capitalized financing fees included in Consolidated Interest Expense, including, without limitation, the Warrants (as defined in Section 2.2(b) of this Amendment)), plus (ii) Consolidated Current Maturities, plus (iii) Consolidated Lease Expense, plus (iv) Consolidated Capital Lease Expense, plus (v) Actual Taxes. The amount of the Consolidated Net Income, Consolidated Lease Expense and Consolidated Interest Expense to be included in computing the Fixed Charge Coverage Ratio shall be the actual amount of such items incurred during the relevant periods. The term "earnout payments" means any amount payable by Borrower or any Subsidiary of Borrower under any agreement for an Acquisition by Borrower or any Subsidiary of Borrower other than the consideration paid at the closing of such Acquisition.

         Section 1.2. New Definitions. The following definitions are hereby added to Section 1.1 of the Loan Agreement:

                  Change in Control means the acquisition, after the date hereof, by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
         1934) of 20% or more of the outstanding shares of voting stock of Borrower.

                  Change in Management means that any of the following Persons shall cease to be employed by Borrower in the capacity in which they are employed as of the date of this Amendment: Lisa Peterson as Chief Financial Officer and Gary Cage as Chief Executive Officer.

         Section 1.3. Interest Rate. Section 3.3 of the Loan Agreement is hereby amended and replaced with the following Section 3.3:


                  SECTION 3.3. Interest Rate. Interest on the Advances shall accrue at a rate per annum equal to the lesser of (a) at Borrower's option, the applicable Variable Rate or the applicable Adjusted LIBOR Rate, subject, however, to the provisions of Section 10.8 (the "Applicable Rate"), or (b) the Maximum Lawful Rate; provided, however, if at any time the Applicable Rate exceeds the Maximum Lawful Rate, resulting in the charging of interest hereunder to be limited to the Maximum Lawful Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest below the Maximum Lawful Rate until the total amount of interest accrued on the indebtedness evidenced

FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 2
         hereby equals the amount of interest which would have accrued on such indebtedness if the Applicable Rate had at all times been in effect.

                  Without notice to Borrower or anyone else, the Variable Rate and the Maximum Lawful Rate shall each automatically fluctuate upward and downward as and in the amount by which the Base Rate and Maximum Lawful Rate, respectively, fluctuate, subject always to limitations contained in this Agreement. In addition, without notice to Borrower or anyone else, the Variable Rate and the Adjusted LIBOR Rate initially provided for under this Agreement shall fluctuate upward or downward from time to time based on changes in the Consolidated Funded Debt to Consolidated EBITDA ratio, pursuant to Schedule II. Such changes shall occur on the first day of the calendar month following the month in which Administrative Agent receives the quarterly financial statements and related officer's certificate required to be delivered by Borrower pursuant to Sections 6.1 (b) and (d) hereof showing that such adjustment is appropriate (except that with respect to any Adjusted LIBOR Rate then in effect, such change shall occur at the end of the applicable Interest Period).

         Section 1.4. Principal Payments. Subsection (c) of Section 3.4 of the Loan Agreement is hereby amended and replaced with the following subsection (c):

                  (c) Upon any debt or equity offering by Borrower or any Guarantor (other than the Required Institutional Debt), Borrower shall make a principal payment in an amount equal to one-hundred percent (100%) of the net proceeds to Borrower or such Guarantor from such offering as such amount is approved by Administrative Agent for the purpose of reducing the amount outstanding under the Credit Facility.

A new subsection (e) is hereby added to Section 3.4 of the Loan Agreement as follows:

                  (e) In addition to any other payments required hereunder, Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders, on the same date as interest payments are required to be made under subsection (a) above, a principal payment under the Credit Facility in an amount equal to the product of (i) 0.75 multiplied by
         (ii) the unpaid amount of payments of any kind scheduled to be made during the calendar quarter then ended under Debt of Borrower or any Subsidiary (including, without limitation, any Subordinate Acquisition Debt and "earnout payments" owing by Borrower or such Subsidiary, but excluding the Credit Facility and the Short Term Debt) which was not paid as a result of a permanent reduction or forgiveness of such Debt. As used in this Section 3.4(e) only, the term "earnout payments" means "earnout payments" (as defined in the definition of Fixed Charge Coverage Ratio) which are guaranteed to be paid by Borrower or the applicable Subsidiary, without the satisfaction of any condition to such payment.

FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 3

         Section 1.5. Coverage Ratio. Section 7.3 of the Loan Agreement is hereby amended and replaced with the following Section 7.3:

                  SECTION 7.3. Coverage Ratio. Borrower shall not permit its Fixed Charge Coverage Ratio to be, as of the end of any calendar quarter, (i) prior to and including June 30, 2000, less than 1.00 to 1.00, and (ii) thereafter, less than 1.20 to 1.00.

         Section 1.6. Leverage Ratio. Section 7.5 of the Loan Agreement is hereby amended and replaced with the following Section 7.5:

                  SECTION 7.5. Consolidated Senior Funded Debt to Consolidated EBITDA. As of the end of any calendar quarter, Borrower shall not permit the ratio of Consolidated Senior Funded Debt to Consolidated EBITDA for the immediately preceding twelve months to be (a) prior to the earlier of (i) June 30, 2000 or (ii) the closing of the Required Institutional Debt (such date, the "Ratio Reduction Date"), more than
         3.60 to 1.00, (b) for the period from the Ratio Reduction Date through and including December 31, 2000, more than 3.00 to 1.00, and (c) thereafter, more than 2.50 to 1.00; provided that the Target Company EBITDA attributable to any Acquisition, for purposes of calculating Consolidated EBITDA, shall, for the twelve (12) month period commencing on the Acquisition Date, be computed by annualizing the actual Target Company EBITDA for the period since the Acquisition Date.

         Section 1.7. Limitation on Debt. Section 7.6 of the Loan Agreement is hereby amended and replaced with the following Section 7.6:

                  SECTION 7.6. Limitation on Debt. Neither Borrower nor any Guarantor shall incur any Debt, except for (a) the Obligations, (b) trade payables incurred in the ordinary course of business, (c) the Debt described on Schedule III hereto, (d) Debt in respect of (i) taxes, assessments, governmental charges or levies and claims for labor, materials and supplies, (ii) judgments or awards which have been in force for less than the applicable appeal period so long as execution is not levied thereunder or in respect of which Borrower or Guarantor shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review, and (iii) endorsements made in connection with the deposits of items for credit or collection in the ordinary course of business, (e) capitalized lease obligations related to capital expenditures made by Borrower as permitted by Section 7.19 hereof (and so long as such capitalized lease obligations do not cause Borrower to be in violation of any other covenant of this Agreement), (f) Subordinate Acquisition Debt, (g) Permitted Institutional Debt, provided that, (1) the amount of the Permitted Senior Institutional Debt outstanding at any time cannot exceed the lesser of 70% of the aggregate amount of Permitted Institutional Debt outstanding at the time of determination or $17,500,000.00, (2) the amount of Permitted Subordinate Institutional Debt outstanding at any time cannot be less than $7,500,000.00, and (3) the


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 4
         issuance of said Permitted Institutional Debt would otherwise be permitted by the other terms and conditions of the Credit Facility, (h) the Short Term Debt in existence on the date of the execution of this Agreement (Lenders hereby agreeing that (1) Administrative Agent shall be entitled to execute on behalf of Lenders any documents or agreements approved by Administrative Agent acknowledging that the Short Term Debt is included in the Obligations and secured by the Collateral, subject, however, to the provisions of Section 9.6 hereof and (2) all or any portion of the proceeds of the Permitted Institutional Debt shall be used to repay the Short Term Debt and then to pay down the Credit Facility), and (i) refinancings, renewals or extensions of the Debt permitted under the foregoing clauses provided that such refinancings, renewals or extensions do not result in an increase in the aggregate unpaid principal amount of the Debt so refinanced, renewed or extended.

         Section 1.8. Acquisitions. Section 7.9 of the Loan Agreement is hereby amended and replaced with the following Section 7.9:


                  SECTION 7.9. Consolidations, Mergers, Acquisitions, Sales of Assets, and Maintenance. Neither Borrower nor any Guarantor shall, without prior approval of Required Lenders, (a) consolidate or merge with or into any other Person, (b) sell, lease, abandon or otherwise transfer all or any material part of its assets to any Person, in one or a series of related transactions, or (c) terminate, or fail to maintain, its good standing and qualification to transact business in all jurisdictions where the failure to maintain its good standing or qualification to transact business would reasonably be expected to have a Material Adverse Effect; provided, however, that any Guarantor may merge with or into Borrower or any other Guarantor. Borrower shall not make any Acquisitions or open any new offices or branches, without the prior written consent of Required Lenders (other than the new office in Decatur, Georgia which is scheduled to open in January, 2000).

         Section 1.9. Distributions. Section 7.11 of the Loan Agreement is hereby amended and replaced with the following Section 7.11:

                  SECTION 7.11. Distributions. Neither Borrower nor any Guarantor shall make or declare any Distributions until the Obligations have been paid in full.

         Section 1.10. Repurchase of Stock. Section 7.18 of the Loan Agreement is hereby amended and replaced with the following Section 7.18:

                  SECTION 7.18. Repurchase of Stock. Neither Borrower nor any Guarantor shall purchase any of the stock of any of the Guarantors or Borrower during the term of the Credit Facility without prior notice to and approval of Required Lenders.

         Section 1.11. Capital Expenditures. Section 7.19 of the Loan Agreement is hereby amended and replaced with the following Section 7.19:


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 5

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                  SECTION 7.19. Capital Expenditures. Borrower and Guarantors
         shall not make capital expenditures, in the aggregate, in excess of (a) during calendar year 2000, $5,000,000 plus $1,121,000 (representing capital expenditures incurred in 1999 but which have not yet been paid), and (b) during each calendar year thereafter, the lesser of (i) 2.5% of gross revenues for Borrower and the Guarantors on a consolidated basis (calculated in accordance with GAAP) for the previous calendar year or (ii) 115% of the budgeted amount for capital expenditures in Borrower's operating budget for such year.

         Section 1.12. Defaults. Subsection (k) of Section 8.1 of the Loan Agreement is hereby deleted.

A new subsection (l) is hereby added to Section 8.1 of the Loan Agreement as follows:

                  (l) The occurrence of (i) any Change in Control or, (ii) a Change in Management prior to the closing and funding of either (i) Permitted Institutional Debt in an amount not less than $25,000,000 (at least $10,000,000 of which shall be Permitted Subordinate Institutional
         Debt), or (ii) Permitted Subordinate Institutional Debt in an amount not less than $15,000,000.

         Section 1.13. Replacement Schedule. Schedule II to the Loan Agreement is hereby deleted and replaced with Schedule II hereto.

                           ARTICLE II - MISCELLANEOUS

         Section 2.1. Closing. The closing (the "Closing") of the transactions contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied (the "Modification Closing Date").

         Section 2.2. Conditions to the Closing. As conditions precedent to the Closing, all of the following shall have been satisfied:

                  (a) Borrower, each Guarantor and Required Lenders shall have executed and delivered this Amendment; and

                  (b) Borrower shall execute and deliver to Administrative Agent
(i) that certain Fee Letter (herein so called) from Administrative Agent to Borrower and shall have paid to Administrative Agent, for the benefit of the Lenders, all fees payable in cash as provided therein and (ii) that certain Warrant Agreement (herein so called) in the form attached hereto as Exhibit "A" and the Warrant Certificates (as defined in the Warrant Agreement).

         Section 2.3. Continuing Effect. Except as modified and amended hereby, the Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 6
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         Section 2.4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) except as has been disclosed by Borrower to Administrative Agent in writing, all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct as of the date hereof, as if such representations and warranties were recited herein in their entirety and (ii) Borrower is not in default of any covenant or agreement contained in the Loan Agreement.

         Section 2.5. Payment of Expenses. Borrower agrees to pay to Administrative Agent the reasonable attorneys' fees and expenses of Administrative Agent's counsel and other expenses incurred by Administrative Agent in connection with this Amendment.

         Section 2.6. Binding Agreement. This Amendment shall be binding upon, and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

         Section 2.7. Ratification. Except as otherwise expressly modified by this Amendment, all terms and provisions of the Loan Agreement, the Notes and the other Loan Documents, shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         Section 2.8. No Defenses. Borrower and each Guarantor, by its execution of this Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Administrative Agent or any Lender arising out of the Credit Facility, the modification of the Credit Facility, any documents mentioned herein or otherwise; and, to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower and each Guarantor.

         Section 2.9. Further Assurances. The parties hereto shall execute such other documents as may be necessary or as may be required, in the opinion of counsel to Administrative Agent, to effect the transactions contemplated hereby and the liens and/or security interests of all other collateral instruments, as modified by this Amendment. Borrower also agrees to provide to Administrative Agent such other documents and instruments as Lenders reasonably may request in connection with the modification of the Credit Facility effected hereby.

         Section 2.10. Usury Savings Clause. Notwithstanding anything to the contrary in this Amendment, the Notes or any other Loan Document, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Notes or otherwise in connection with the Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Notes is accelerated by reason of an election by any of the



FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 7
holders thereof resulting from a default thereunder or under any other document executed as security therefor or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of any of the Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Notes or on account of any other principal indebtedness of the maker to the holders of such Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the indebtedness of the maker to the holders of such Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

                  The terms "maximum amount" or "maximum rate" as used in this Amendment or the Notes, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Credit Facility from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.

         Section 2.11. Non-Waiver of Events of Default. Neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Administrative Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Administrative Agent or any Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Administrative Agent or any Lender of any rights, offsets, claims, or other causes of action that any Lender may have against Borrower.

         Section 2.12. Enforceability. In the event the enforceability or validity of any portion of this Amendment, the Loan Agreement, the Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

         Section 2.13. Counterparts. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 8
agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

         Section 2.14. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

         Section 2.15. Entire Agreement. This Amendment and the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.











                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                      SIGNATURES FOUND ON FOLLOWING PAGES.]


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 9

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.

                                  BORROWER:

                                  MONARCH DENTAL CORPORATION,
                                  a Delaware corporation


                                  By:
                                  Name:
                                  Title:


                                  ADMINISTRATIVE AGENT:

                                  BANK OF AMERICA, N.A., a national
                                  banking association, as Administrative Agent


                                  By:
                                  Name:
                                  Title:


                                  LENDERS:

                                  BANK OF AMERICA, N.A., a national banking association,



                                  By:
                                  Name:
                                  Title:


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 10

                                  FLEET NATIONAL BANK,
                                  a national banking association


                                  By:
                                  Name:
                                  Title:

                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                  BOERENLEENBANK B.A., "Rabobank Nederland",
                                  New York Branch


                                  By:
                                  Name:
                                  Title:


                                  By:
                                  Name:
                                  Title:


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 11

         CONSENT OF GUARANTORS


Each Guarantor hereby (a) acknowledges its consent to this Agreement and the changes to the Credit Facility effected hereby, (b) ratifies and confirms all terms and provisions of its respective Guaranty and the security instruments relating to the Collateral , (c) agrees that such Guaranty and security instruments are and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by such Guaranty or security instruments, (e) reaffirms all agreements and obligations under such Guaranty and such security instruments with respect to the Credit Facility, the Notes, this Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Credit Facility, as the same may be modified by this Agreement, (f) and acknowledges that the Obligations described in this Agreement are the guaranteed obligations under such Guaranty and are the obligations secured by such security instruments and (g) represents and warrants that all requisite corporate or partnership action necessary for it to execute this Agreement has been taken.

         EXECUTED as of the 30th day of December, 1999.

                           GUARANTORS:

                           Managed Dental Care Centers, Inc., a Texas corporation
                           Monarch Dental Associates (Arkansas), Inc., an Arkansas corporation (f/k/a United Dental Care, Inc.) Dental Care One (Monarch), Inc., an Ohio corporation Midwest Dental Management, Inc., a Wisconsin corporation
                           Dental Centers of Indiana (Monarch), Inc., an Indiana corporation;
                           Midwest Dental Care, Mondovi, Inc., a Wisconsin corporation;
                           Midwest Dental Care, Sheboygan, Inc., a Wisconsin corporation;
                           Monarch Dental Management, Inc., a Texas corporation; Three Peaks Dental Management, Inc., a Colorado corporation;
                           Monarch Dental Associates (Utah), Inc., a Utah corporation




                           By:
                               -------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           MacGregor Dental Associates, L.P., a Texas limited partnership

                           By: Monarch Dental Management, Inc., a Texas corporation, its general partner


                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 12

                           Monarch Dental Associates, L.P., a Texas limited partnership

                           By: Monarch Dental Management, Inc., a Texas corporation, its general partner


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------

                           Monarch Dental (Press) Associates, L.P., a Texas limited partnership

                           By: Monarch Dental Management, Inc., a Texas corporation, its general partner


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------

                           Monarch Dental Associates (Midland/Odessa), L.P., a Texas limited partnership

                           By: Monarch Dental Management, Inc., a Texas corporation, its general partner


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                           Monarch Dental Associates (Abilene), L.P., a Texas limited partnership

                           By: Monarch Dental Management, Inc., a Texas corporation, its general partner


                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 13

                           Monarch Dental Associates (Arizona), L.L.C., an Arizona limited liability company

                           By: Monarch Dental Associates (Utah), Inc., a Utah corporation, its manager


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           Partners Dental Corporation, a Delaware corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           Valley Forge Dental Associates, Inc.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           VFD of Pennsylvania, Inc.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           Horizon Group International, Inc.,
                           an Ohio corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 14

                           Precise Dental Lab, Inc.,
                           an Ohio corporation

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           VFD of Georgia, Inc.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           VFD of Pittsburgh, Inc.,
                           a Pennsylvania corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                           Pro Dent, Inc.,
                           a Pennsylvania corporation


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           VFD Realty, Inc.,
                           a Delaware corporation

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental)         Page 15

                                   Schedule II

====================================================================================================================
         If Borrower's Consolidated              Base Rate           LIBOR          Letter of          Unused
        Funded Debt to Consolidated               Spread             Margin         Credit Fee           Fee
               EBITDA Ratio is:                                                     Percentage
 Greater than or equal to 3.50 to 1.00, but        2.10%             4.10%            2.00%             0.50%
           less than 4.00 to 1.00
 Greater than or equal to 3.00 to 1.00, but        1.50%             3.70%            2.00%             0.50%
           less than 3.50 to 1.00
 Greater than or equal to 2.50 to 1.00, but        1.00%             3.30%            2.00%            0.375%
           less than 3.00 to 1.00
 Greater than or equal to 2.00 to 1.00, but        1.00%             2.90%            2.00%            0.375%
           less than 2.50 to 1.00
 Less than 2.00 to 1.00                            0.50%             2.50%            2.00%             0.25%
====================================================================================================================

FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LOAN AGREEMENT (Monarch Dental) Page 1